UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                November 23, 2009

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)


           New York                  001-04383               14-1387171
(State or Other Jurisdiction     (Commission File         (IRS Employer
       of Incorporation)              Number)           Identification No.)

               233 Ballston Avenue                      12866
            Saratoga Springs, New York
     (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors;
              Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Attached to this Report as Exhibit 10.2 is the full text of the amendment issued to the transition services agreement with Howard Pinsley, the Company's Chief Executive Officer. This amendment modifies the agreement filed under cover of a Report on Form 8-K dated July 27, 2009, extending the current term of the agreement with Mr. Pinsley from December 31, 2009 to February 26, 2010. All other terms of the agreement remain the same.


Item 8.01.    Other Events

On November 24, 2009, Espey Mfg. & Electronics Corp. issued a press release announcing that the Company's Board of Directors had declared a special cash dividend and a regular quarterly dividend. A copy of the press release is furnished as Exhibit 99.1 to this report. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act), as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01     Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.        Document
----------         --------
10.2               Amendment to Second Amended and Restated Howard Pinsley
                   Agreement
99.1               Press Release dated November 24, 2009


                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2009            ESPEY MFG. & ELECTRONICS CORP.


                                   By:  /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer